The income taxes shown in the consolidated statements of comprehensive loss differ from the amounts obtained by applying statutory rates to the loss before income taxes due to the following: (Details) - CAD ($)
	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Net loss for the year	$ (1,652,000)	$ (1,285,000)	$ (630,000)
Statutory tax rate	27.00%	27.00%	27.00%
Expected income tax recovery	$ (446,000)	$ (347,000)	$ (170,000)
Non-deductible permanent differences	135,000	79,000	16,000
Temporary differences	(516,000)	6,000
(Over) under provided in prior years		(278,000)	13,000
Change in tax assets not recognized	827,000	540,000	141,000
Income tax recovery